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                                                            EXHIBIT NO.  10.10.1



                                 AMENDMENT NO. 1

        This Amendment is entered into this____________________________________
day of_______________________, 2002, between Airport One Limited Partnership, a Minnesota limited partnership ("Landlord") and Navarre Corporation, a Minnesota corporation ("Tenant").
                                   WITNESSETH:

        In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend that certain Standard Commercial Lease dated March 30, 2000 (the "Lease"), between Landlord and Tenant, as follows:

        1. Section 1.3 is amended to confirm that Tenant has exercised its first renewal term, and that the first renewal term commences April 1, 2002, and ends March 31, 2004, unless sooner terminated or further extended in accordance with the Lease.

        2. Except as set forth above, the terms and conditions of the Lease shall continue, and the parties hereto reaffirm and acknowledge the terms and conditions of the Lease.


LANDLORD                                             TENANT
AIRPORT ONE LIMITED PARTNERSHIP                      NAVARRE CORPORATION
By:                                                  By:
    ---------------------------                          ----------------------
         Its General Partner                         Its:
                                                          ---------------------




Date:                                                Date:
      -------------------------                            --------------------


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                            SECOND AMENDMENT TO LEASE


        THIS SECOND AMENDMENT TO LEASE is made on December 21, 2001, by SUNLITE III, LLP, a Minnesota limited liability partnership ("Landlord"), and Navarre Corporation, a Minnesota corporation ("Tenant").

                                    RECITALS:

A. On or about April 22, 1999, Landlord and Tenant entered into a lease (the "Lease") of certain real property and improvements located at 6601 Parkway Circle, Brooklyn Center, Minnesota (the "Premises"), for a term of three years and eight months, beginning on May 1, 1999, and continuing to December 31, 2002.

B. On or about December 15, 2000, Landlord entered into an amendment to lease (the "First Amendment to Lease"), granting to Tenant an option to extend the term of the Lease for five additional years.

        C. Landlord and Tenant desire to modify the terms of said option, as more fully described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. The defined terms used in the Lease shall have the same meanings when used herein.

2. The initial term of the Lease is hereby extended for one additional year, beginning January 1, 2003, and continuing to December 31, 2003. The Base Rent for the Premises during said period shall be the annual sum of $425,681.28, which is approximately $5.76 per square foot on a blended rate and which shall be payable in equal monthly installments of $35,473.44.

3. Subparagraph F of paragraph 2 of the Lease, which was added by the First Amendment to Lease, is hereby restated in its entirety as follows:

                                    F. OPTION

        In consideration of the payment of $32,640.49 by Tenant to Landlord, the receipt of which is hereby acknowledged, Landlord hereby grants to Tenant an option to extend the term of the Lease for five years beyond the initial term of the Lease, which extends to December 31, 2003.



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        If Tenant desires to exercise this option, on or before December 31,
2002, Tenant shall give Landlord written notice thereof pursuant to paragraph 19 of the Lease.

If Tenant fails to give Landlord such notice on or before December 31, 2002, this option shall expire and Landlord shall retain the $32,640.49 cost of the option and any interest earned thereon.

        If Tenant timely exercises its option, Landlord shall apply the $32,640.49 cost of the option, without interest, to Tenant's future rents or refund said sum to Tenant, at Landlord's option.

If Tenant exercises this option, the five-year extension of the Lease shall commence on January 1 2004, and Base Rent shall be payable as follows:

        (a) During the first year of the extended term (January 1, 2004, through December 31, 2004), Tenant shall annually pay Landlord the sum of $438,244.79, which is approximately $5.93 per square foot on a blended rate and which shall be payable in equal monthly installments of $36,520.40.

        (b) During the second year of the extended term (January 1, 2005, through December 31, 2005), Tenant shall annually pay Landlord the sum of $451,547.33, which is approximately $6.11 per square foot on a blended rate and which shall be payable in equal monthly installments of $37,628.94.

        (c) During the third year of the extended term (January 1, 2006 through December 31, 2006), Tenant shall annually pay Landlord the sum of $464,849.87, which is approximately $6.29 per square foot on a blended rate and which shall be payable in equal monthly installments of $38,737.49.

        (d) During the fourth year of the extended term (January 1, 2007, through December 31, 2007), Tenant shall annually pay Landlord the sum of $478,891.44, which is approximately $6.48 per square feet on a blended rate and which shall be payable in equal monthly installments of $39,907.62.

        (e) During the fifth and final year of the extended term (January 1, 2008, through December 31, 2008), Tenant shall annually pay Landlord the sum of $492,933.01, which is approximately $6.67 per square foot on a blended rate and which shall be payable in equal monthly installments of $41,077.75.


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        (f)    Beginning with the first. year of the extended term, which begins
               January 1, 2004, the Security Deposit of $32,640.49 referred to on page one of the Lease shall increase to $35,473.44. The increase of $2,832.95 is due and payable on January 1, 2004.

4. All monthly installments of Base Rent shall be payable in advance, on or before the first day of each and every month.

5. Except as herein modified, the Lease, as amended by the First Amendment to Lease, is hereby ratified and shall remain in full force and effect.


LANDLORD                                    TENANT

SUNLITE III, LLP                            NAVARRE CORPORATION



-------------------------------------       Name:
                                                  -----------------------
Gerald P. Steffens                          Title:
A Partner                                          ----------------------


-------------------------------------       Name:
                                                  -----------------------
David L. Steffens                           Title:
A Partner                                          ----------------------



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                            THIRD AMENDMENT TO LEASE


        THIS THIRD AMENDMENT TO LEASE is made on February 28, 2003, by SUNLITE III, LLP, a Minnesota limited liability partnership ("Landlord"), and Navarre Corporation, a Minnesota corporation ("Tenant").

                                    RECITALS:

        A. On or about April 22, 1999, Landlord and Tenant entered into a lease (the "Lease") of certain real property and improvements located at 6601 Parkway Circle, Brooklyn Center, Minnesota (the "Premises"), for a term of three years and eight months, beginning on May l, 1999, and continuing to December 31, 2002.

        B. On or about December 15, 2000, Landlord entered into an amendment to lease (the "First Amendment to Lease"), granting to Tenant an option to extend the term of the Lease for five additional years.

        C. On or about December 21, 2001, Landlord and Tenant entered into an amendment to lease (the "Second Amendment to Lease"), pursuant to which the initial term of the Lease was extended and Tenant was granted a new option to further extend the term of the. Lease. -

        D. Landlord and Tenant desire to modify the terms of the Lease, as more fully described below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. The defined terms used in the Lease shall have the same meanings when used herein.

        2. The expiration of the term of the Lease is hereby extended from December 31, 2003, to February 28, 2005. The monthly. Base Rent for the Premises during the extended term shall be $35,473.44. All monthly installments of Base Rent shall be payable in advance, on or before the first day of each and every month.

        3. Tenant shall have the right to terminate this Lease early by giving Landlord twelve months' written notice thereof pursuant to paragraph 19 of the Lease.

        4. Landlord and Tenant acknowledge and agree that neither of the options contained in the First or Second Amendments to Lease was exercised by Tenant, and that said options are null and void.

        5. Except as herein modified, the Lease, as amended by the First and Second Amendments to Lease, is hereby ratified and shall remain in full force and effect.


LANDLORD                                 TENANT

SUNLITE III, LLP                         NAVARRE CORPORATION

------------------------------------     ----------------------------------
Gerald P. Steffens                       Name:
                                              -----------------------------

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A Partner                                Title:
                                               ----------------------------

------------------------------------           ----------------------------
David L. Steffens                        Name:
A Partner                                      ----------------------------
                                         Title:
                                               ----------------------------